EXHIBIT 32
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     In  connection  with the Annual Report of Security  Devices  International,
Inc. (the "Company") on Form 10-K for the period ending November 30, 2010 as filed with the Securities and Exchange Commission (the "Report"), Gregory Sullivan, the Principal Executive Officer and Rakesh Malhotra the Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects the financial condition and results of the Company.


March 14, 2011                      By: /s/ Gregory Sullivan
                                        -----------------------------------
                                        Gregory Sullivan, Principal Executive
                                        Officer


March 14, 2011                      By: /s/ Rakesh Malhotra
                                        --------------------------------------
                                        Rakesh Malhotra, Principal Financial
                                        Officer
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